First Investors Balanced Income Fund		Ticker Symbols
Summary Prospectus	January 31, 2018	Class A: FBIJX
Advisor Class: FBIKX
Institutional Class: FBILX
Supplemented as of May 4, 2018
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find this and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, at www.foresters.com/prospectuses.  You can also get this information at no cost by calling 1 (800) 423-4026 or by e-mailing investorservices@foresters.com.  The Fund’s prospectus and SAI, dated January 31, 2018, as each may be amended or supplemented, and the financial statements in the annual report to shareholders, dated September 30, 2017, are incorporated herein by reference.

Investment Objective:  The Fund seeks income as its primary objective and has a secondary objective of capital appreciation.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $50,000 in certain classes of shares of certain First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 226 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-60 of the Fund’s SAI.  You may be required to pay a commission to your financial intermediary for Institutional Class shares purchased through them. Such commissions are not reflected in the tables or the Example below.
Shareholder Fees (fees paid directly from your investment)	Class A	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Advisor Class	Institutional Class
Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.30%	None	None
Other Expenses	0.54%	0.44%	0.44%
Total Annual Fund Operating Expenses	1.54%	1.14%	1.14%
Fee Limitation and/or Expense Reimbursement[2]	0.39%	0.32%	0.45%
Total Annual Fund Operating Expenses After Fee Limitation and/or Expense Reimbursement	1.15%	0.82%	0.69%
1. A contingent deferred sales charge of 1% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
2. The Adviser has contractually agreed to limit fees and/or reimburse expenses of the Fund until at least January 31, 2019, to the extent that Total Annual Fund Operating Expenses (exclusive of interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expenses, if any) exceed 1.15% for Class A, 0.82% for Advisor Class and 0.69% for Institutional Class shares.  The Adviser can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Adviser, provided that such repayment does not cause the expenses of the Fund’s Class A, Advisor Class or Institutional Class shares to exceed the applicable expense ratio in place at the time the expenses are waived or assumed or the current limits established under the Expense Limitation Agreement.  The fee limitation and/or expense reimbursement may be terminated or amended prior to January 31, 2019, only with the approval of the Fund’s Board of Trustees.
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee limitation/expense reimbursement arrangement through January 31, 2019).  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Class A shares	$513	$830	$1,170	$2,129
Advisor Class shares	$84	$331	$597	$1,358
Institutional Class shares	$70	$318	$584	$1,346

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies:  The Fund allocates its assets among bonds, stocks and money market instruments. While the percentage of assets allocated to each asset class is flexible rather than fixed, under normal market conditions, the Fund invests approximately 50-70% of its net assets in bonds, money market instruments and cash and investments that provide exposure to such assets, including exchange-traded funds (“ETFs”), and approximately 30-50% of its net assets in stocks and investments that provide exposure to such assets, including ETFs.
In connection with the determination of the Fund’s allocation ranges, Foresters Investment Management Company, Inc. (“Adviser”) considers various factors, including existing and projected market conditions for equity and fixed income securities.  Once the asset allocation for bonds, stocks and money market instruments has been set, the Adviser uses fundamental research and analysis to determine which particular investments to purchase or sell.  The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Adviser. Reallocations are expected to occur infrequently and only when the Fund’s investments in bonds, stocks and money market instruments fall outside of the above ranges.
The Fund’s investments in bonds are comprised primarily of investment-grade corporate bonds. The Adviser selects bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics.
To a lesser extent, the Fund also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  The Adviser has retained Muzinich & Co, Inc. (“Muzinich”) as a subadviser to manage this portion of the Fund. High yield bonds include bonds that are rated below Baa3 by Moody’s Investor Services, Inc. or below BBB- by Standard & Poor’s Rating Services as well as unrated bonds that are determined by Muzinich to be of equivalent quality.  Muzinich will consider ratings assigned by ratings agencies in selecting high yield bonds, but relies principally on its own research and investment analysis. In managing its portion of the Fund, Muzinich focuses on investments it believes can generate attractive and consistent income.  Muzinich may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  In addition, the Adviser may also invest in ETFs that could expose the Fund to high yield securities.
The Fund invests in other types of bonds and other debt securities, including U.S. Government securities and mortgage-backed securities.  The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.  The Fund may invest in bonds of any maturity or duration.
The Fund’s investment in stocks are normally diversified among common stocks of large-, mid- and small-size companies that offer the potential for current income or capital appreciation with an emphasis on companies that offer the potential for current income. In selecting stocks, the Adviser considers, among other things, an issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.
The Adviser may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Allocation Risk.  The Fund may allocate assets to investment classes that underperform other classes.  For example, the Fund may be overweighted in bonds when the bond market is falling and the stock market is rising.
Credit Risk.  A debt issuer may become unable or unwilling to pay interest or principal when due.  The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage- and other asset-backed securities, the credit quality of the underlying loans.  Securities issued by U.S. Government-sponsored enterprises are supported only by the credit of the issuing entity.
Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose it to significant additional costs.  Derivatives may be difficult to sell, unwind or value.
Dividend Risk.  At times, the Fund may not be able to identify attractive dividend-paying stocks.  The income received by the Fund will fluctuate due to the amount of dividends that companies elect to pay.
Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”) have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations.
Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Interest rates across the U.S. economy have recently increased and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Securities with longer maturities and durations are generally more sensitive to interest rate changes.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Similarly, bond prices fluctuate in value with changes in interest rates, the economy and circumstances directly involving the issuers.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.  Certain investments may be difficult or impossible to sell at a favorable time or price when the Fund requires liquidity to make redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid-to small-size company stocks at reasonable prices.
Prepayment and Extension Risk.  When interest rates decline, borrowers tend to refinance their mortgages and the mortgages that back mortgage-backed securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Conversely, when interest rates rise, borrowers tend to repay their mortgages less quickly, which will generally increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for the 1-year and Life of Class periods compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Prior to January 31, 2018, Muzinich did not serve as a subadviser to the Fund.  Updated performance information is available by visiting www.foresters.com or by calling 1 (800) 423-4026.
Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Year Ended December 31

During the period shown, the highest quarterly return was 3.27% (for the quarter ended December 31, 2017) and the lowest quarterly return was
-0.48% (for the quarter ended December 31, 2016).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	Life of Class*
Class A Shares
(Return Before Taxes)	4.59%	5.61%
(Return After Taxes on Distributions)	3.64%	4.89%
(Return After Taxes on Distributions and Sale of Fund Shares)	2.97%	3.87%
Advisor Class Shares (Return Before Taxes)	9.47%	7.95%
Institutional Class Shares (Return Before Taxes)	9.41%	8.02%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	18.33%
BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for fees, expenses or taxes)	3.63%	2.50%
* The average annual total returns shown are for the period since the Fund’s commencement on 10/1/15.
The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates, do not reflect the impact of state and local taxes and will vary for other share classes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser:  Foresters Investment Management Company, Inc. is the Fund’s investment adviser and Muzinich serves as the subadviser to a portion of the Fund.
Portfolio Manager:  The Fund assets managed by FIMCO are managed primarily by Rajeev Sharma, Director of Fixed Income, and Sean Reidy, interim Co-Director of Equities.  Mr. Sharma has served as portfolio manager of the Fund since 2017 and Mr. Reidy has served as portfolio manager of the Fund since March 2018.  The portion of the Fund managed by Muzinich is managed primarily by Clinton Comeaux and Bryan Petermann, Portfolio Managers of the Fund since 2018.

Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at: Foresters Investor Services, Inc., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1(800)423-4026.  The minimum initial purchase for Class A shares and Advisor Class shares is $1,000.  The minimum initial purchase for Institutional Class shares is $2,000,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.
Tax Information:  The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred arrangement may be taxable.
Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, Foresters Financial Services, Inc. (“FFS”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company.  FFS representatives receive compensation for selling the Funds.  The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, that receive compensation for selling First Investors Funds.  These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds.  For more information ask your representative or your financial intermediary, see the Fund’s SAI or visit Foresters Financial’s or your financial intermediary’s website.

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